SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [ X ]

Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement      [   ]  Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ X ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Pioneer Natural Resources Company
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     --------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
     --------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     --------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
     --------------------------------------------------------------

(5)  Total fee paid:
     --------------------------------------------------------------

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box  if any part of the  fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
     --------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:
     --------------------------------------------------------------

(3)  Filing Party:
     --------------------------------------------------------------

(4)  Date Filed:
     --------------------------------------------------------------

                        PIONEER NATURAL RESOURCES COMPANY
                           5205 N. O'Connor Boulevard
                                   Suite 1400
                               Irving, Texas 75039


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Pioneer Natural Resources Company:

     Notice is hereby given that the Annual Meeting of Stockholders of Pioneer Natural Resources Company (the "Company") will be held in the Britain Room at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Blvd., Irving, Texas 75039, on Tuesday, May 14, 2002, at 9:00 a.m. The Annual Meeting is being held for the following purposes:

       1.   To elect three directors, each for a term of three years.

       2. To ratify the selection of Ernst & Young LLP as the auditors of the Company for the current year.

       3. To transact such other business as may properly come before the meeting.

         These proposals are described in the accompanying proxy materials. You will be able to vote at the Annual Meeting only if you are a stockholder of record at the close of business on March 25, 2002.

                             YOUR VOTE IS IMPORTANT

         Please date, sign, and return the enclosed Proxy promptly so that your shares may be voted in accordance with your wishes and so we may have a quorum at the Annual Meeting. Instead of returning the paper proxy, you may vote through the Internet by accessing our transfer agent's website at www.continentalstock.com. You will need the control numbers that are printed on your personalized proxy card.


                                  By Order of the Board of Directors

                                    /s/ Mark L. Withrow
                                  --------------------------------------------

                                  Mark L. Withrow, Secretary

Irving, Texas
April 10, 2002

                        PIONEER NATURAL RESOURCES COMPANY
                          5205 North O'Connor Boulevard
                                   Suite 1400
                               Irving, Texas 75039


                                 PROXY STATEMENT

                       2002 ANNUAL MEETING OF STOCKHOLDERS


        The board of directors of Pioneer Natural Resources Company (the "Board of Directors") requests your Proxy for the Annual Meeting of Stockholders that will be held at 9:00 a.m., on Tuesday, May 14, 2002, in the Britain Room at the Dallas Marriott Las Colinas Hotel, Irving, Texas 75039 (the "Annual Meeting"). By granting the Proxy, you authorize the persons named on the Proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the meeting from time to time and to vote your shares at any adjournments or postponements of the meeting.

        You may grant your Proxy by signing, dating and returning the enclosed paper proxy card. Instead of returning the paper proxy card, you may complete a proxy card electronically through the Internet by accessing the website of the Company's transfer agent at www.continentalstock.com. You will need the control numbers that are printed on your personalized paper proxy card. See "Internet Voting."

        If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy, such as the accompanying Proxy or the Internet Proxy. You may revoke the Proxy in writing at any time before it is exercised at the Annual Meeting by delivering to the Secretary of the Company a written notice of the revocation, or by signing and delivering to the Secretary of the Company a proxy with a later date or by submitting your vote electronically through the Internet with a later date. Your attendance at the Annual Meeting will not revoke the Proxy unless you give written notice of revocation to the Secretary of the Company before the Proxy is exercised or unless you vote your shares in person at the Annual Meeting.

        This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy are first being sent or given to stockholders of the Company on or about April 10, 2002.

                                QUORUM AND VOTING

        Voting Stock. The Company has two outstanding classes of securities that entitle holders to vote generally at meetings of the Company's stockholders: common stock, par value $.01 per share; and Special Preferred Voting Stock, par value $.01 per share. A single share (the "Voting Share") of Special Preferred Voting Stock was issued to Computershare Trust Company of Canada (the "Trustee") as trustee under a Voting and Exchange Trust Agreement for the benefit of holders of exchangeable shares issued by the Company's wholly-owned subsidiary, Pioneer Natural Resources Canada Inc., in connection with the Company's December 1997 acquisition of Chauvco Resources Ltd. The common stock and the Voting Share vote together as a single class on all matters except when Delaware law requires otherwise. Each share of common stock outstanding on the record date is entitled to one vote. The Voting Share is entitled to one vote for each exchangeable share outstanding on the record date. The Trustee is required to vote the Voting Share in the manner that holders of exchangeable shares instruct, and to abstain from voting in proportion to the exchangeable shares for which the Trustee does not receive instructions. Accordingly, references to "stockholders" in this Proxy Statement include holders of common stock, the Trustee, and holders of exchangeable shares. The procedures for holders of exchangeable shares to instruct the Trustee about voting at the Annual Meeting are explained in the "Information Statement for Holders of Exchangeable Shares of Pioneer Natural Resources Canada Inc." that is enclosed with this Proxy Statement only for holders of exchangeable shares.

        Record Date. The record date for stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 25, 2002. At the record date, 103,350,967 shares of common stock and one Voting Share were outstanding and entitled to be voted at the Annual Meeting. At the record date, 942,847 exchangeable shares were outstanding and entitled to give voting instructions to the Trustee. Accordingly, 104,293,814 votes are eligible to be cast at the Annual Meeting.

        Quorum and Adjournments. The presence, in person or by proxy, of the holders of a majority of the votes eligible to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.

        If a quorum is not present, the stockholders entitled to vote who are present in person or by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        Vote Required. Directors will be elected by a plurality of the votes present and entitled to be voted at the Annual Meeting. Ratification of the selection of the Company's auditors will require the affirmative vote of the holders of a majority of the shares present and entitled to be voted at the Annual Meeting. An automated system that the Company's transfer agent administers will tabulate the votes. Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a "broker non-vote") on non-discretionary items absent instructions from the beneficial owner. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. Both abstentions and broker non-votes will not have any effect on the outcome of voting on director elections. For purposes of voting on the ratification of the selection of auditors, abstentions will be included in the number of shares voting and will have the effect of a vote against the proposal, and broker non-votes will not be included in the number of shares voting and therefore will have no effect on the outcome of the voting.

        Default Voting. A Proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the Proxy. If you properly complete and return a Proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

        o FOR the election of the three persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors.

        o FOR the ratification of the selection of Ernst & Young LLP as the Company's auditors.

If any other business properly comes before the stockholders for a vote at the meeting, your shares will be voted in accordance with the discretion of the holders of the Proxy. The Board of Directors knows of no matters, other than those previously stated, to be presented for consideration at the Annual Meeting.

                                    ITEM ONE

                              ELECTION OF DIRECTORS

        The Board of Directors has nominated the following persons for election as Class II directors of the Company with their terms to expire at the annual meeting of stockholders in 2005 when their successors are elected and qualified:

                               James R. Baroffio
                               Edison C. Buchanan
                               Scott D. Sheffield

        Messrs. Baroffio and Sheffield are currently serving as directors of the Company, and Mr. Buchanan is a new nominee to the Board of Directors. Their biographical information is contained in "Directors and Executive Officers."

        The Board of Directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the persons acting under the Proxy will vote for the election of a substitute nominee that the Board of Directors recommends.

        The Board of Directors recommends that stockholders vote FOR the election of each of the nominees.

                                    ITEM TWO

                              SELECTION OF AUDITORS

        The Board of Directors has selected Ernst & Young LLP as the auditors of the Company for 2002. Ernst & Young LLP have audited the Company's financial statements since 1998. The 2001 audit was completed on January 25, 2002.

        Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements and reports on Forms 10-Q for 2001 were $482,078.

        Financial Information Systems Design and Implementation Fees. No services were performed by, and no fees were incurred to, Ernst & Young LLP in connection with financial information systems design and implementation projects for 2001.

        All Other Fees. The aggregate fees for all other services rendered by Ernst & Young LLP for 2001 were $528,715, comprised of $385,000 for internal audit services, $40,830 for tax services, and $102,885 for other professional services, consisting primarily of audit related services associated with a securities registration. Effective January 1, 2002, Ernst & Young LLP no longer serves as the Company's internal audit services provider.

        The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

        The report of Ernst & Young LLP on the Company's financial statements for 2001, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope.

        In connection with the audits of the Company's financial statements for 2001, 2000 and 1999, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of such independent accountants, would have caused such independent accountants to make reference to the matter in their report.

        The  Board  of  Directors   recommends  that   stockholders   vote   FOR
ratification of the selection of Ernst & Young LLP.

                        DIRECTORS AND EXECUTIVE OFFICERS

        After the Annual Meeting, assuming the stockholders elect the nominees of the Board of Directors as set forth in "Item One--Election of Directors," the Board of Directors and executive officers of the Company will be:

        Name              Age                    Position
        ----              ---                    --------

Scott D. Sheffield......   49   Chairman of the Board, President and Chief
                                Executive Officer
Chris J. Cheatwood......   41   Executive Vice President - Worldwide Exploration
Timothy L. Dove.........   45   Executive Vice President and Chief Financial
                                Officer
Dennis E. Fagerstone....   53   Executive Vice President
Danny L. Kellum.........   47   Executive Vice President - Domestic Operations
Mark L. Withrow.........   54   Executive Vice President, General Counsel and
                                Secretary
James R. Baroffio.......   70   Director
Edison C. Buchanan......   47   Director
R. Hartwell Gardner.....   67   Director
James L. Houghton.......   71   Director
Jerry P. Jones..........   70   Director
Linda K. Lawson.........   56   Director
Charles E. Ramsey, Jr...   65   Director
Robert A. Solberg.......   56   Director

        The Company has classified its Board of Directors into three classes. Directors in each class are elected to serve for three-year terms and until their successors are elected and qualified. Each year, the directors of one class stand for re-election as their terms of office expire. Messrs. Gardner and Houghton are designated as Class I directors, and their terms of office expire in 2004. Messrs. Baroffio and Sheffield are designated as Class II directors, and their terms of office expire at the Annual Meeting. Messrs. Jones and Ramsey are designated as Class III directors, and their terms of office expire in 2003. Since the last annual meeting of stockholders, Robert L. Stillwell voluntarily resigned as a director of the Company. His resignation was for personal reasons and was not the result of a disagreement with the Company or any matter relating to the Company's operations, policies or practices. Mr. Edison C. Buchanan has been nominated as a Class II director and stands for election at this Annual Meeting. In accordance with the Company's bylaws, the existing Board of Directors filled two newly created directorships at its meeting on February 20, 2002, by electing Mrs. Linda K. Lawson, and Mr. Robert A. Solberg to the Board of Directors effective May 14, 2002. Mrs. Lawson is designated as a Class I director, and her term of office expires in 2004. Mr. Solberg is designated as a Class III director and his term of office expires in 2003.

        Executive officers serve at the discretion of the Board of Directors.

        Set forth below is biographical information about each of the Company's directors and executive officers named above.

        Scott D. Sheffield. Mr. Sheffield, a distinguished graduate of the University of Texas with a Bachelor of Science degree in Petroleum Engineering, has been the President and Chief Executive Officer of the Company since August 1997, and assumed the position of Chairman of the Board in August 1999. He was the President and a director of Parker & Parsley Petroleum Company ("Parker & Parsley") since May 1990 and was the Chairman of the Board and Chief Executive Officer of Parker & Parsley since October 1990. Mr. Sheffield was the sole director of Parker & Parsley from May 1990 until October 1990. Mr. Sheffield joined Parker & Parsley Development Company ("PPDC"), a predecessor of Parker & Parsley, as a petroleum engineer in 1979. Mr. Sheffield served as Vice President -- Engineering of PPDC from September 1981 until April 1985, when he was elected President and a director. In March 1989, Mr. Sheffield was elected Chairman of the Board and Chief Executive Officer of PPDC. Before joining PPDC's predecessor, Mr. Sheffield was employed as a production and reservoir engineer for Amoco Production Company.

        Chris J. Cheatwood. Mr. Cheatwood was elected Executive Vice President - Worldwide Exploration in January 2002. Mr. Cheatwood joined the Company in August 1997 and was promoted to Vice President of Domestic Exploration in July 1998 and Senior Vice President Exploration in December 2000. Before joining the Company, Mr. Cheatwood spent ten years with Exxon where his focus included exploration in the Deepwater Gulf of Mexico. Mr. Cheatwood is a graduate of the University of Oklahoma with a Bachelor of Science degree in Geology and earned his Master of Science degree in Geology from the University of Tulsa.

        Timothy L. Dove. Mr. Dove was elected Executive Vice President and Chief Financial Officer in February 2000. Prior to that, Mr. Dove held the position of Executive Vice President - Business Development since August 1997. Mr. Dove joined Parker & Parsley in May 1994 as Vice President-- International and was promoted to Senior Vice President-- Business Development in October 1996, in which position he served until August 1997. Before joining Parker & Parsley, Mr. Dove was employed with Diamond Shamrock Corp., and its successor, Maxus Energy Corp., in various capacities in international exploration and production, marketing, refining, and planning and development. Mr. Dove earned a Bachelor of Science degree in Mechanical Engineering from Massachusetts Institute of Technology in 1979 and received his M.B.A. in 1981 from the University of Chicago.

        Dennis E. Fagerstone. Mr. Fagerstone, a graduate of the Colorado School of Mines with a B.S. in Petroleum Engineering, became an Executive Vice President of the Company in August 1997. Mr. Fagerstone served as Executive Vice President and Chief Operating Officer of MESA Inc. ("Mesa") from March 1997 until August 1997. Mr. Fagerstone served as Senior Vice President and Chief Operating Officer of Mesa from October 1996 to February 1997, as Vice President-- Exploration and Production of Mesa from May 1991 to October 1996 and as Vice President-- Operations of Mesa from June 1988 until May 1991.

          Danny L. Kellum. Mr. Kellum, who received a Bachelor of Science degree in Petroleum Engineering from Texas Tech University in 1979, was elected Executive Vice President - Domestic Operations in May 2000. From January 2000 until May 2000, Mr. Kellum served as Vice President - Domestic Operations. Mr. Kellum served as Vice President Permian Division from August 1997 until December 1999. From 1989 until 1994 he served as Spraberry District Manager and as Vice President of the Spraberry and Permian Division for Parker & Parsley until August of 1997. Mr. Kellum joined Parker & Parsley as an operations engineer in 1981 after a brief career with Mobil Oil Corporation.

        Mark L. Withrow. Mr. Withrow, a graduate of Abilene Christian University with a Bachelor of Science degree in Accounting and Texas Tech University with a Juris Doctorate degree, has been the Executive Vice President, General Counsel and Secretary of the Company since August 1997. He served as Vice President --General Counsel of Parker & Parsley from February 1991 until January 1995, and served as Senior Vice President, General Counsel of Parker & Parsley from January 1995 until August 1997. He was Parker & Parsley's Secretary from August 1992 until August 1997. Mr. Withrow joined Parker & Parsley in January 1991. Before joining Parker & Parsley, Mr. Withrow was the managing partner of the law firm of Turpin, Smith, Dyer, Saxe & MacDonald in Midland, Texas.

        James R. Baroffio. Dr. Baroffio received a B.A. in Geology at the College of Wooster, Ohio, an M.S. in Geology at Ohio State University, and a Ph.D. in Geology at the University of Illinois. Before becoming a director of the Company in December 1997, Dr. Baroffio enjoyed a long career with Standard Oil Company of California, the predecessor of Chevron Corporation where he served as President, Chevron Research and Technology Center from 1980 to 1985 and eventually retired as President of Chevron Canada Resources in 1994. Dr. Baroffio was a member of the Board of Directors of the Rocky Mountain Oil & Gas Association, and Chairman of the U.S. National Committee of the World Petroleum Congress. His community leadership positions included membership on the Board of Directors of Glenbow Museum and the Nature Conservancy of Canada, as well as serving as President of the Alberta Nature Conservancy.

        Edison C. Buchanan. Mr. Buchanan received a Bachelor of Science degree in Civil Engineering from Tulane University in 1977 and an M.B.A. in Finance and International Business from Columbia University Graduate School of Business in 1981. From 1981 to 1997, Mr. Buchanan was a Managing Director of various groups in the Investment Banking Division of Dean Witter Reynolds in that company's New York and Dallas offices. In 1997, Mr. Buchanan joined Morgan Stanley Dean Witter as a Managing Director in the Real Estate Investment Banking group. In 2000, Mr. Buchanan became Managing Director and head of the domestic Real Estate

Investment Banking Group of Credit Suisse First Boston. In 2001, Mr. Buchanan began working for The Trust for Public Land, a land conservation organization, in Santa Fe, New Mexico.

        R. Hartwell Gardner. Mr. Gardner became a director of the Company in August 1997. He served as a director of Parker & Parsley from November 1995 until August 1997. Mr. Gardner graduated from Colgate University with a Bachelor of Arts degree in Economics and then earned an M.B.A. from Harvard University. Until October 1, 1995, Mr. Gardner was the Treasurer of Mobil Oil Corporation and Mobil Corporation from 1974 and 1976, respectively. Mr. Gardner is a member of the Financial Executives Institute of which he served as Chairman in 1986/1987 and is a Director and Chairman of the Investment Committee of Oil Investment Corporation Ltd. and Oil Casualty Investment Corporation Ltd., Pembroke, Bermuda.

        James L. Houghton. Mr. Houghton is a Certified Public Accountant and a graduate of Kansas University with a Bachelor of Science degree in Accounting, as well as a Bachelor of Laws degree. Mr. Houghton has served as a director of the Company since August 1997, and served as a director of Parker & Parsley from October 1991 until August 1997. Until October 1, 1991, Mr. Houghton was the lead oil and gas tax specialist for the accounting firm of Ernst & Young, was a member of Ernst & Young's National Energy Group, and had served as its Southwest Regional Director of Tax. Mr. Houghton is a member of the American Institute of Certified Public Accountants, a member of the Oklahoma Society of Certified Public Accountants and a former Chairman of its Federal and Oklahoma Taxation Committee, and past President of the Oklahoma Institute on Taxation. He has also served as a Director for the Independent Petroleum Association of America and as a member of its Tax Committee. Mr. Houghton presently serves as a Trustee of the J.E. and L.E. Mabee Foundation, Tulsa, Oklahoma.

        Jerry P. Jones. Mr. Jones earned a Bachelor of Science degree from West Texas State College in 1953 and a Bachelor of Laws degree from the University of Texas School of Law in 1959. Mr. Jones has served as a director of the Company since August 1997, and served as a director of Parker & Parsley from May 1991 until August 1997. Mr. Jones was an attorney with the law firm of Thompson & Knight, L.L.P., Dallas, Texas, since September 1959 and was a shareholder in that firm until January 1998, when he retired and became of counsel to the firm. Mr. Jones specialized in civil litigation, especially in the area of energy disputes.

        Linda K. Lawson. Mrs. Lawson holds a Bachelor of Science degree in Accounting from the University of Denver. Mrs. Lawson was employed by business units and the parent of The Williams Companies from 1980 to her retirement in 2001. During her tenure she served in a variety of capacities including accounting and finance positions of the parent, and Controller of a FERC regulated energy business unit, Vice President of Investor Relations, Vice President of Human resources, and as Chief Operating Officer of several telecommunication start-up businesses. She is a Certified Public Accountant and served the Tulsa community in a variety of non-profit organizations.

        Charles E. Ramsey, Jr. Mr. Ramsey is a graduate of the Colorado School of Mines with a Petroleum Engineering degree and a graduate of the Smaller Company Management program at the Harvard Graduate School of Business Administration. Mr. Ramsey has served as a director of the Company since August 1997. Mr. Ramsey served as a director of Parker & Parsley from October 1991 until August 1997. Since October 1991, he has operated an independent management and financial consulting firm. From June 1958 until June 1986, Mr. Ramsey held various engineering and management positions in the oil and gas industry and, for six years before October 1991, was a Senior Vice President in the Corporate Finance Department of Dean Witter Reynolds Inc. (Dallas, Texas office). His industry experience includes 12 years of senior management experience with May Petroleum Inc. in the positions of President, Chief Executive Officer and Executive Vice President. Mr. Ramsey is also a former director of MBank Dallas, the Dallas Petroleum Club and Lear Petroleum Corporation.

        Robert A. Solberg. Mr. Solberg earned a Bachelor of Science in Civil Engineering from the University of North Dakota in 1969, and is a licensed Petroleum Engineer in Louisiana. Mr. Solberg spent his entire career working for Texaco Inc. in Houston and Midland, Texas, London and the Middle East, holding the positions of Division President, President of International Exploration and Production, President of Upstream Commercial Development, and retiring in March 2002 as Vice President of Texaco Inc. He recently served as a director of Greater Houston Partnership, Central Houston Chamber of Commerce and Houston Grand Opera.

                      MEETINGS AND COMMITTEES OF DIRECTORS

        The Board of Directors of the Company held 13 meetings during 2001. No director attended fewer than 75% of the total number of meetings of the Board of Directors. No director attended fewer than 75% of the total number of meetings of all committees of the Board of Directors on which that director served.

        The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

        The members of the Audit Committee are Messrs. Houghton (Chair), Gardner and Jones. The Audit Committee held eight meetings during 2001. Information regarding the functions performed by the Audit Committee is set forth in the "Audit Committee Report" included in this annual proxy statement.

        The Compensation Committee periodically reviews the compensation, employee benefit plans and fringe benefits paid to or provided for executive officers of the Company and approves the annual salaries, bonuses and stock option awards of the Company's executive officers. The members of the Compensation Committee are Messrs. Ramsey (Chairman) and Baroffio. The Committee also administers the Company's Long-Term Incentive Plan. The Compensation Committee held three meetings during 2001.

                             MANAGEMENT COMPENSATION

Compensation of Directors

        Each non-employee director receives an annual retainer fee of $50,000 if the director serves on a committee and $40,000 if a director does not. In addition, each non-employee director is reimbursed for travel expenses to attend meetings of the Board of Directors or its committees and an additional $2,500 for services as chairman of a committee. No additional fees are paid for attendance at board or committee meetings. The Company's Chief Executive Officer does not receive additional compensation for serving on the Board of Directors.

        Under the Company's Long-Term Incentive Plan, non-employee directors are eligible to receive awards in the form of non-qualified stock options, stock appreciation rights, restricted stock, or performance units. The Company can use these awards instead of cash to pay its non-employee directors all or part of their annual retainer fees. The Board of Directors determines the form (or combination of forms) of consideration each year, based on the economic and other circumstances at the time and based on its view of which awards will best align the interests of the stockholders and the directors.

        For the year following the Company's 2001 annual stockholders' meeting, the Board of Directors were given a choice to be compensated in(a) 100% cash,
(b) 100% stock options, (c) 100% restricted stock, or (d) a combination of 50/50 of any two, in payment of the non-employee directors' annual fees. Messrs.
Baroffio, Houghton, Jones and Ramsey elected 100% cash compensation, and Mr. Gardner elected to receive 100% of his compensation in stock options. The number of shares subject to stock options granted to each non-employee director was determined by dividing the director's annual retainer fee by the value of an option for one share on May 16, 2001 (the last closing sale price before the date of the award). The options have a fair-market value exercise price, and the value of each option was calculated using the Black-Scholes method based on assumptions provided by the Company's executive compensation consulting firm. These options vested 25% each quarter with the first vesting date on August 31, 2001.

        On May 17, 2001, Mr. Gardner received an award of 4,878 stock options to compensate him for his annual retainer fee (each stock option awarded has an exercise price of $22.09).

        For the year following the Company's 2002 annual scheduled meeting, Directors can again elect to receive their annual fees 100% in cash, stock options or restricted stock or 50% each in any two of those three forms of compensation.

Compensation of Executive Officers

        The compensation paid to the Company's executive officers generally consists of base salaries, annual bonuses, awards under the Long-Term Incentive Plan, contributions to the Company's 401(k) retirement plan, contributions to the Company's deferred compensation retirement plan, and miscellaneous perquisites. The following table summarizes the total compensation for 2001, 2000 and 1999 awarded to, earned by or paid to the following persons:

                           SUMMARY COMPENSATION TABLE
                                                                                  Long-Term
                                                                                 Compensation
                                                                                    Awards
                                             Annual Compensation            -----------------------
                                    -------------------------------------    Value of      Shares
        Name and                                           Other Annual     Restricted   Underlying     All Other
  Principal Position         Year    Salary    Bonus(a)   Compensation(b)      Stock       Options    Compensation(c)
----------------------       ----   --------   --------   ---------------   ----------   ----------   ---------------

Scott D. Sheffield           2001   $660,000   $617,891       $ 18,279        $   -        138,000        $ 87,774
President and                2000   $638,000   $626,350       $ 18,051        $   -        120,000        $ 83,422
Chief Executive Officer      1999   $480,000   $270,000       $ 14,427        $   -         90,000        $ 69,378

Dennis E. Fagerstone         2001   $300,000   $224,688       $  9,488        $   -         53,000        $ 47,000
Executive Vice President     2000   $290,000   $174,000       $  9,295        $   -         46,000        $ 46,558
                             1999   $247,500   $ 92,812       $  8,478        $   -         35,000        $ 40,564

Mark L. Withrow              2001   $300,000   $224,688       $  5,770        $   -         53,000        $ 47,000
Executive Vice President     2000   $290,000   $174,000       $  5,577        $   -         46,000        $ 46,104
and General Counsel          1999   $225,000   $ 84,376       $  4,327        $   -         35,000        $ 38,855

Timothy L. Dove              2001   $300,000   $224,688       $  4,816        $   -         53,000        $ 47,577
Executive Vice President     2000   $290,000   $174,000       $  4,611        $   -         46,000        $ 45,546
and Chief Financial Officer  1999   $225,000   $197,580       $  4,611        $   -         35,000        $ 38,394

Danny L. Kellum              2001   $270,000   $201,563       $  8,166        $   -         53,000        $ 46,223
Executive Vice President     2000   $240,000   $144,000       $  2,923        $   -         46,000        $ 43,157
Domestic Operations          1999   $192,500   $ 63,000       $ 15,835        $   -         25,000        $ 35,250

(a) Represents the amount awarded under the Company's annual bonus program and forgiveness of a Company loan to Mr. Dove for $113,204 in 1999.

(b)  This column represents miscellaneous perquisites.

(c) For 2001 this column includes (i) contributions to qualified retirement plans for Messrs. Sheffield, Fagerstone, Withrow, Dove and Kellum of $17,000 each; (ii) contributions to the Company's non-qualified deferred compensation retirement plan for Messrs. Sheffield, Fagerstone, Withrow, Dove and Kellum of $67,269, $30,000, $30,000, $30,577 and $27,519
     respectively; (iii) a $1,330 premium with respect to a term life insurance policy for the benefit of Mr. Sheffield; and (iv) reimbursement for financial counseling services for Messrs. Sheffield and Kellum for $2,175 and $1,704 respectively.

       Long-Term Incentive Plan. The Long-Term Incentive Plan (the "Plan") provides for employee and non-employee director awards in the form of stock options, stock appreciation rights, restricted stock, and performance units payable in stock or cash. The maximum number of shares of common stock that may be issued under the Plan is equal to 10% of the total number of shares of common stock equivalents outstanding from time to time minus the total number of shares of stock subject to outstanding awards on the date of calculation under any other stock-based plan for employees or directors of the Company and its subsidiaries. The Plan had 3,933,384 shares available for additional awards at December 31, 2001.

       No restricted stock, performance units or stock appreciation rights have been awarded under the Plan.

       The following table sets forth information about stock option grants made during 2001 to the named executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                       Individual Grants
                       --------------------------------------------------
                         Number of         % of Total
                         Securities      Options Granted     Exercise or
                         Underlying        to Employees      Base Price      Expiration     Grant Date
       Name            Options Granted    In Fiscal Year    Per Share (c)       Date         Value (d)
       ----            ---------------   ----------------   -------------   -------------   ----------

Mr. Sheffield.........    60,000 (a)          3.69%            $ 18.96      2/14/07-08-09    $ 534,600
                          78,000 (b)          4.79%            $ 17.69      8/14/07-08-09    $ 666,120
Mr. Fagerstone........    23,000 (a)          1.41%            $ 18.96      2/14/07-08-09    $ 204,930
                          30,000 (b)          1.84%            $ 17.69      8/14/07-08-09    $ 256,200
Mr. Withrow...........    23,000 (a)          1.41%            $ 18.96      2/14/07-08-09    $ 204,930
                          30,000 (b)          1.84%            $ 17.69      8/14/07-08-09    $ 256,200
Mr. Dove..............    23,000 (a)          1.41%            $ 18.96      2/14/07-08-09    $ 204,930
                          30,000 (b)          1.84%            $ 17.69      8/14/07-08-09    $ 256,200
Mr. Kellum............    23,000 (a)          1.41%            $ 18.96      2/14/07-08-09    $ 204,930
                          30,000 (b)          1.84%            $ 17.69      8/14/07-08-09    $ 256,200

(a) These options were granted on February 14, 2001, vest at the rate of one-third each year, commencing on the first anniversary of the grant date, and have a term of five years from the date of vesting. The Compensation Committee retains discretion, subject to Plan limits, to modify the terms of the options. In the event of a change in control of the Company as defined in the Plan, the options will immediately become fully vested and exercisable in full.

(b) These options were granted on August 14, 2001, vest at the rate of one-third each year commencing on the first anniversary of the grant date, and have a term of five years from the date of vesting. The Compensation Committee retains discretion, subject to Plan limits, to modify the terms of the options. In the event of a change in control of the Company as defined in the Plan, the options will immediately become fully vested and exercisable in full.

(c) The exercise price per share is equal to the closing price of the common stock on the New York Stock Exchange composite tape on the day before the date of grant.

(d) The estimated grant date value of shares in footnotes (a) and (b) is determined using the Black-Scholes model. The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the options include the following:

          o    An interest rate of 4.12% for footnote (a) and 4.17% for footnote
               (b), which represents the interest rate on a U.S. Treasury security with a maturity date corresponding to the expected option term.

          o Volatility of 48.2% for footnote (a) and 50% for footnote and (b) calculated using the lesser of (1) daily stock prices for the 120-day period prior to the grant date or (2) 50%.

     No other adjustments were made to the model for non-transferability or risk of forfeiture. The ultimate values of the options will depend on the future market price of the common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

     The  following  table  sets  forth,   for  each  named  executive  officer,
information concerning the exercise of stock options during 2001, and the value of unexercised stock options as of December 31, 2001.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                    Number of Securities           Value of Unexercised
                         Number of                 Underlying Unexercised              In-the-Money
                           Shares                Options at Fiscal Year End    Options at Fiscal Year End (a)
                        Acquired on    Value     ---------------------------   ------------------------------
                          Exercise    Realized   Exercisable   Unexercisable   Exercisable      Unexercisable
                        -----------   --------   -----------   -------------   -----------      -------------

Mr. Sheffield.........        -       $    -       132,500        193,000        $548,219         $ 655,385
Mr. Fagerstone........     11,668     $ 67,733     171,164         95,332        $318,431         $ 450,452
Mr. Withrow...........      8,167     $ 98,988      95,501         95,332        $348,187         $ 450,452
Mr. Dove..............     19,334     $213,593      87,500         95,332        $218,850         $ 450,452
Mr. Kellum............        -       $    -        63,667         91,999        $324,865         $ 411,151

(a) Amounts were calculated by multiplying the number of unexercised options by $19.26, which was the closing sale price of the common stock on December 31, 2001, and subtracting the aggregate exercise price.

       Retirement Plan. The Company provides a non-qualified deferred compensation retirement plan for officers and certain key employees of the Company. Each participant is allowed to contribute up to 25% of base salary. The Company provides a matching contribution of 100% of the participant's contribution limited to the first 10% of the officer's base salary (or 8% of the key employee's base salary). The Company matching contribution vests immediately.

       Severance Agreements. On August 8, 1997, the Company entered into severance agreements with its officers. Salaries and bonuses are set by the Compensation Committee independent of these agreements, and the Compensation Committee can increase or reduce base salaries at its discretion.

       Either the Company or the officer may terminate the officer's employment under the severance agreement at any time. The Company must pay the officer an amount equal to one year's base salary if the officer's employment is terminated because of death, disability, or normal retirement. The Company must pay the officer an amount equal to one year's base salary and continue health insurance for the officer's family for one year if the Company terminates the officer's employment without cause or if the officer terminates employment for good reason, which is when reductions in the officer's base annual salary exceed specified limits or when the officer's responsibilities have been significantly reduced. If within one year after a change in control of the Company, the Company terminates the officer without cause, or if the officer terminates employment for good reason, the Company must pay the officer an amount equal to
2.99 times the sum of the officer's base salary plus target bonus for the year and continue health insurance for the officer's family for three years. Additionally, executive officers have the right to purchase health insurance from the acquiring company until age 65 by paying Consolidated Omnibus Budget Reconciliation Act of 1985 rates. If an officer terminates employment with the Company without reason between six months and one year after a change in control, or at any time within one year after a change in control if the officer is required to move, then the Company must pay the officer one year's base salary and continue health insurance for the officer's family for one year. Officers are also entitled to additional payments for certain tax liabilities that may apply to severance payments following a change in control.

        Indemnification Agreements. The Company has entered into indemnification agreements with each of its directors and officers, including the named executive officers. Those agreements require the Company to indemnify the directors and officers to the fullest extent permitted by the Delaware General Corporation Law and to advance expenses in connection with certain claims against directors and officers. The Company expects to enter into similar agreements with persons selected to be directors and officers in the future. Each indemnification agreement also provides that, upon a potential change in control of the Company and if the indemnified director or officer so requests, the Company will create a trust for the benefit of the indemnified director or officer in an amount sufficient to satisfy payment of all liabilities and suits against which the Company has indemnified the director or officer.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During fiscal year 2001, no member of the Compensation Committee also served as an executive officer of the Company. During fiscal year 2001, there were no Compensation Committee interlocks with other companies.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The  Compensation  Committee of   the  Board  of  Directors  submits  the
following report with respect to the executive compensation program of the Company.

Compensation Principles and Philosophy

       The overriding responsibility of the committee is to maintain the Company's executive compensation program so that it attracts and retains a capable and highly motivated senior management team and aligns the compensation of the Company's executives with the Company's strategic business plan to increase stockholder value. During 2001 the committee retained an executive compensation consulting firm ("Hewitt Associates") to assist and advise it in its efforts to establish and administer fair and competitive compensation and incentive policies. These policies emphasize variable compensation, structure the annual bonus and long-term incentive awards to be a significant portion of an executive's total compensation and result in total compensation that is reflective of Company performance. Stock option awards will continue to be emphasized as part of each executive's compensation package to align stockholder and executive interests. The committee has adopted a policy of not repricing stock options and incorporated that policy into the Company's Long-Term Incentive Plan. Other critical elements of the Company's compensation and incentive policies provide for:

      o Base salaries at or slightly above median levels compared to industry industry survey information and peer group proxy analysis.

      o Annual target bonus levels slightly above medium with payouts that are based on both individual and Company performance.

      o    Long-term incentive award levels that are above median.

      o Significant stock ownership by the Directors and the Chief Executive Officer.

       To support the commitment to significant stock ownership, the Company's current stock ownership guidelines are as follows:

      o Non-employee directors' stock value equal to at least three times each director's annual retainer fee.

      o Chairman of the Board and Chief Executive Officer stock value equal to at least five times base salary.

       In determining compliance with these guidelines, the committee considers its expectations of the long-term value of the Company's stock and the current trading levels. Mr. Sheffield and all Directors are in compliance with the ownership guidelines.

       The Omnibus Budget Reconciliation Act of 1993 ("OBRA93") placed restrictions on the deductibility of executive compensation paid by public companies. Under the restrictions that were effective in 1994, the Company is not able to deduct compensation paid to any of the named executive officers in excess of $1,000,000 unless the compensation meets the definition of "performance based compensation" in the legislation. Non-deductibility could result in additional tax costs to the Company. While the committee cannot assess with certainty how the Company's compensation program will ultimately be affected by OBRA93, the committee generally tries to preserve the deductibility of all executive compensation if it can do so without interfering with the Company's ability to attract and retain capable and highly motivated senior management.

Elements of Compensation

       The elements of the compensation program the committee administers for executive officers, including the Chief Executive Officer, consist of base salaries, annual bonuses, awards made under the Company's Long-Term Incentive Plan, contributions to the Company's 401(k) retirement plan, contributions to the Company's deferred compensation retirement plan, and miscellaneous perquisites. Base salaries, annual bonuses and long-term incentives are discussed separately below; however, the committee considers the aggregate remuneration of executives when evaluating the executive compensation program.

       Base Salaries. An executive's base salary is viewed as a fixed component of total compensation that should be competitive with companies of similar size and business to the Company. The committee has targeted base salaries at or slightly above the median level for companies of similar size and business to the Company. The committee evaluates the base salaries of the Company's executive officers on the basis of competitive base salary survey data provided by its consultant and consideration of each officer's duties and responsibilities. The committee views the named executives below the Chief Executive Officer level as a team with diverse duties but with similar authority and responsibility. Hewitt Associates historically has provided base salary survey data on the majority of the Company's peer group companies, a group of independent exploration and production companies with similar asset, revenue and capital investment profiles as the Company. While the peer group provided by Hewitt Associates includes some of the members of the Dow Jones Oil-Secondary Index (the "DJ Oil-Secondary Group") reflected in the performance graph set forth under "Company Performance" below, it does not include all of the companies in that peer group and includes other companies with which the Company competes. The committee determines the base salary for all named executives, including Mr. Sheffield, using the same methodology.

       The 2001 base salaries for the named executive officers as a group, including Mr. Sheffield, were identified by Hewitt Associates as being at approximately the 50th percentile level. For 2002 Mr. Sheffield's base salary was increased by 6% to $700,000 which Hewitt Associates has identified as being at or slightly above the 50th percentile. Hewitt Associates has indicated the other named executive officer's 2002 base salaries, as a group, are slightly above the 50th percentile.

       Annual Bonuses. Each year the committee establishes a target bonus for each executive based on the target bonus median levels of executives in similar positions at peer group companies. To maintain internal equity, the level of responsibility, scope and complexity of the executive's position are considered. The range of awards for the annual incentive bonus plan has historically been between 75% to 150% of target. For 2001 Hewitt Associates determined the bonus target levels for the named executive officers were below the median levels for peer group companies. Each named executive's target bonus level, including Mr. Sheffield's, was increased to a level Hewitt Associates identified as being approximately the 60th percentile level. Each named executive's 2002 target bonus level will be the same as their 2001 target bonus level. In awarding 2001 bonuses, the Company reviewed the following criteria that are important to the success of the Company's business plan.

                          o    Operating cost per BOE
                          o    Debt/Book capitalization
                          o    Reserve replacement
                          o    Growth of share value
                          o    Finding & development cost per BOE
                          o    Production growth
                          o    General and administrative costs

       In determining the named executive officers' annual bonus awards, the committee also evaluated the Company's stock performance in relation to its peer group. The committee did not employ a formula, specific targets or predetermined weighting of the above financial or operational performance criteria. The committee also evaluates Company performance in light of oil and gas industry fundamentals and assesses how effectively management adapts to changing industry conditions and opportunities during the year. The committee observes and evaluates the individual performance of executive officers through the year and discusses the performance of these key executives with Mr. Sheffield.

       For 2001,  the  committee  awarded  Mr.  Sheffield  and the  other  named
executives  cash  bonuses  above  the  target  bonus  levels.   Specific Company
performance which resulted in bonus payouts above target for 2001 included:

                          o    Base operating costs of $2.76 per BOE
                          o    Debt/Book capitalization of 55%
                          o Reserve replacement of 208% (268% excluding price revisions)
                          o    Return on equity of 9%
                          o    Finding and development costs of $7.49 per BOE
                                ($5.81 per BOE excluding price revisions)
                          o    General & administrative cost of $.89 per BOE

       Regarding stock performance, for the second consecutive year, Pioneer's stock price performance compared to other peer group companies achieved a number two ranking overall. Also, Pioneer's three year cumulative total return based on stock price performance has exceeded both the S&P 500 and the DJ Oil Secondary Group per the graph below. In addition, Pioneer's stock price hit a three year high of $23.05 in May 2001.

               COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN *
    AMONG PIONEER NATURAL RESOURCES COMPANY, THE STANDARD & POOR'S 500 INDEX
                     AND THE DOW JONES OIL - SECONDARY INDEX

                                      Pioneer
                                      Natural       Dow Jones      Standard
               Measurement           Resources         Oil         & Poor's
          (Fiscal Year Covered)       Company       Secondary         500
          ---------------------      ---------      ---------      --------

                  1998                  100            100            100
                  1999                  102            115            121
                  2000                  225            184            110
                  2001                  220            169             97

          ---------------
          * Assumes $100 invested on December 31, 1998 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

                                                1998     1999    2000     2001
                                                ----     ----    ----     ----

          Pioneer Natural Resources Company      100      102     225      220
          Standard & Poor's 500                  100      121     110       97
          Dow Jones Oil - Secondary              100      115     184      169


       Long-term Incentives. A significant portion of the named executive officers' total compensation is comprised of long-term incentive awards, which are intended to align executive management's interests in long-term growth and success more closely with the interests of the Company's stockholders. The committee has determined that annual stock option awards should be the primary method to award long-term incentives. To provide an averaging effect for the stock option exercise prices, the committee has elected to make semiannual stock option awards of approximately 50% of annual grant levels.

       The number of options granted to Mr. Sheffield in 2001 was determined by a comparison of option grants made to the Chief Executive Officer's of peer group companies. The other named executive officers were reviewed as a team. The level of options awarded to each named executive was determined by comparing awards granted to peer company executives holding similar positions, and their individual award levels were averaged to determine the actual grants. The award levels were not influenced by the stock holdings of the executives. The Company has historically held to the philosophy of awarding long-term incentives that are above market averages. For 2001, Mr. Sheffield was awarded 138,000 stock options. Hewitt Associates indicated the 2001 award levels placed Mr. Sheffield and the other named executives at slightly above the 60th percentile for long-term incentive awards among the survey group.

       In summary, the Company believes a significant portion of executive compensation should be variable and performance-based so that an executive's total compensation is linked to the performance of the individual, the Company and its stock price. The majority of the named executive officers' total compensation is variable, at-risk compensation. This structure allows the Company to administer overall compensation that rises or falls based on the Company's performance and to maintain a balance between the Company's short-term and long-term objectives.

Compensation Committee of
the Board of Directors

Charles E, Ramsey, Jr., Compensation Committee Chairman
James R. Baroffio, Compensation Committee Member

                             AUDIT COMMITTEE REPORT

       The Audit Committee's purpose is to assist the Board of Directors in its oversight of the Company's internal controls, financial statements and the audit process. The Board of Directors, in its business judgment, has determined that all members of the committee are independent as required under the listing standards of the New York Stock Exchange. The committee operates pursuant to a charter adopted by the Board of Directors and published in the proxy statement for the annual meeting of stockholders in 2001.

       Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

       In performing its oversight role, the committee has reviewed and discussed the audited financial statements with management and the independent auditors. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent with Audit Committees, as currently in effect. The committee has also considered whether the performance of other non-audit services by the independent auditors is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

       Based on the reports and discussions described in this Report, and subject to the limitations on the roles and responsibilities of the committee referred to below and in the charter, the committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The committee and the board have also recommended the selection of the Company's independent auditors.

       The members  of the  committee  are  not  professionally  engaged  in the practice of auditing or accounting for the Company and are not experts in auditor independence standards. Members of the committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact independent.

James L. Houghton, Audit Committee Chairman
R. Hartwell Gardner, Audit Committee Member
Jerry P. Jones, Audit Committee Member

                               COMPANY PERFORMANCE

       The following graph and chart compare the Company's cumulative total stockholder return on common stock during the period from December 31, 1996 to December 31, 2001, with cumulative total stockholder return during the same period for the DJ Oil-Secondary Group and the Standard and the Poor's 500 Index as prescribed by Securities and Exchange Commission rules. The Company's cumulative total stockholder return for the period from December 31, 1996 to December 31, 2001 consists of Parker & Parsley's operating results prior to August 8, 1997 and the Company's operating results beginning August 8, 1997. The graph and chart show the value, at December 31 in each of 1997, 1998, 1999, 2000 and 2001 of $100 invested at December 31, 1996, and assumes the reinvestment of all dividends.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN *
    AMONG PIONEER NATURAL RESOURCES COMPANY, THE STANDARD & POOR'S 500 INDEX
                     AND THE DOW JONES OIL - SECONDARY INDEX

                                      Pioneer
                                      Natural       Dow Jones      Standard
               Measurement           Resources         Oil         & Poor's
          (Fiscal Year Covered)       Company       Secondary         500
          ---------------------      ---------      ---------      ---------

                  1996                  100            100            100
                  1997                   79            100            133
                  1998                   24             68            171
                  1999                   25             79            208
                  2000                   54            126            189
                  2001                   53            116            166

          ---------------
          * Assumes $100 invested on December 31, 1996 in stock or index, including reinvestment of dividends.
               Fiscal year ending December 31.

                                               1996    1997    1998    1999    2000    2001
                                               ----    ----    ----    ----    ----    ----

          Pioneer Natural Resources Company     100      79      24      25      54      53
          Standard & Poor's 500                 100     133     171     208     189     166
          Dow Jones Oil - Secondary             100     100      68      79     126     116

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of common stock as of March 12, 2002, by (a) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (b) each director of the Company, (c) each named executive officer of the Company, and (d) all directors and executive officers as a group.

                                                        Number of     Percentage
       Name of Person or Identity of Group                Shares      Of Class (1)
       -----------------------------------             -----------    ------------

Southeastern Asset Management, Inc. (2)............     25,831,096       24.8%
Longleaf Partners Fund
O. Mason Hawkins
   6410 Poplar Avenue, Suite 900
   Memphis, Tennessee  38119

Richard E. Rainwater (3) (4) ......................      5,779,961        5.5%
   777 Main Street, Suite 2700
   Fort Worth, Texas  76102

Scott D. Sheffield (4) (5).........................        350,305           *

Timothy L. Dove (4) (6)............................        134,097           *

Dennis E. Fagerstone (4)...........................        216,096           *

Danny L. Kellum (4) (7)............................         88,202           *

Mark L. Withrow (4) (8)............................        174,019           *

James R. Baroffio (4) (9)..........................         48,849           *

R. Hartwell Gardner (4)............................         54,244           *

James L. Houghton (4) (10).........................         49,761           *

Jerry P. Jones (4).................................         53,648           *

Charles E. Ramsey, Jr. (4).........................         48,000           *

All directors and executive officers as a
  group (11 persons) (11)..........................      1,273,815        1.2%

*    Does not exceed 1%.

(1) Based on 104,234,144 shares of common stock consisting of 103,290,626 outstanding shares of common stock and 943,518 outstanding exchangeable shares that are exchangeable for the same number of shares of common stock.

(2) The Schedule 13G/A filed with the SEC on February 4, 2002, which is a joint statement on Schedule 13G/A filed by Southeastern Asset Management, Inc. ("Southeastern"), Longleaf Partners Fund and O. Mason Hawkins ("Hawkins"), states that the statement is being filed by Southeastern as a registered investment adviser, and that all of the securities covered by the statement are owned legally by Southeastern's investment advisory clients and none are owned directly or indirectly by Southeastern. The Schedule 13G/A further states that the statement is also being filed by Hawkins, Chairman of the Board and C.E.O. of Southeastern, in the event he could be deemed to be a controlling person of that firm as the result of his official positions with or ownership of its voting securities. The existence of such control is expressly disclaimed. Hawkins does not own directly or indirectly any securities covered by the Schedule 13G/A for his own account.

(3) Includes 109,324 shares owned directly by Rainwater, Inc., of which Mr. Rainwater is the sole shareholder, 292,796 shares (of which Mr. Rainwater disclaims beneficial ownership) owned by Mr. Rainwater's spouse and 19,300 shares owned by The Richard E. Rainwater Charitable Unit Trust #2.

(4) Includes the following number of shares subject to stock options that were exercisable at or within 60 days after March 12, 2002: Mr. Rainwater, 18,147; Mr. Sheffield, 170,000; Mr. Dove, 102,833; Mr. Fagerstone, 185,189;
     Mr. Kellum, 75,668; Mr. Withrow, 112,501; Mr. Baroffio, 38,096; Mr. Gardner, 41,755; Mr. Houghton, 39,000; Mr. Jones, 31,096; and Mr. Ramsey, 37,000.

(5) Includes 1,100 shares held by Mr. Sheffield's children, 5,000 shares held in Mr. Sheffield's investment retirement account and 10,263 shares held in Mr. Sheffield's 401(k) account.

(6)  Includes 339 shares held in Mr. Dove's 401(k) account.

(7)  Includes 514 shares held in Mr. Kellum's 401(k) account.

(8)  Includes 17,141 shares held in Mr. Withrow's 401(k) account.

(9) Includes 10,753 shares held in trust that are shares beneficially owned by Mr. Baroffio.

(10) Includes 10,361 shares held by two trusts of which Mr. Houghton is a trustee and over which shares he has sole voting and investment power and 400 shares that are owned by Mr. Houghton's children.

(11) Includes 880,972 shares of common stock subject to stock options that were exercisable at or within 60 days after March 12, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       The executive officers and directors of the Company are required to file reports with the SEC, and with the various Canadian provincial securities commissions (the "Canadian Commissions"), disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. Pursuant to applicable Canadian policies, the executive officers and directors of the Company are exempted from filing reports with the Canadian Commissions, provided that they timely file all reports required to be filed with the SEC.

       Based solely on its review of reports and written representations that the Company has received, the Company believes that all required reports were filed on time for 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Effective January 1, 1999, the Company entered into an amended and restated agreement with Rainwater, Inc., whereby the Company pays Rainwater, Inc. $300,000 per year and reimburses Rainwater, Inc. for certain expenses in consideration for certain consulting and financial analysis services provided to the Company by Rainwater, Inc. and its representatives. The term of this agreement expires on December 31, 2003.

                              STOCKHOLDER PROPOSALS

       Any stockholder of the Company who desires to submit a proposal for action at the Company's annual meeting of stockholders for 2003 and wishes to have such proposal (a "Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Rule 14a-8 Proposal to the Company at its principal executive offices no later than December 11, 2002, unless the Company notifies the stockholders otherwise. Only those Rule 14a-8 Proposals that are timely received by the Company and proper for stockholder action (and otherwise proper) will be included in the Company's proxy materials.

       Any stockholder of the Company who desires to submit a proposal for action at the annual meeting of stockholders in 2003, but does not wish to have such proposal (a "Non-Rule 14a-8 Proposal") included in the Company's proxy materials, must submit such Non-Rule 14a-8 Proposal to the Company at its principal executive offices no later than February 24, 2003, unless the Company notifies the stockholders otherwise. If a Non-Rule 14a-8 Proposal is not received by the Company on or before February 24, 2003, then the Company intends to exercise its discretionary voting authority with respect to such Non-Rule 14a-8 Proposal.

       "Discretionary voting authority" is the ability to vote proxies that stockholders have executed and returned to the Company, on matters not specifically reflected in the Company's proxy materials, and on which stockholders have not had an opportunity to vote by proxy.

       Stockholders desiring to propose action at the annual meeting of stockholders must also comply with Article Ninth of the Amended and Restated Certificate of Incorporation of the Company. Under Article Ninth, a stockholder must submit to the Company, no later than 60 days before the annual meeting or ten days after the first public notice of the annual meeting is sent to stockholders, a written notice setting forth (i) the nature of the proposal with particularity, including the written text of the proposal, (ii) the stockholder's name, address and other personal information, (iii) any interest of the stockholder in the proposed business, (iv) the name of any persons nominated to be elected or reelected as a director by the stockholder, and (v) with respect to each such nominee, the nominee's name, address and other personal information, the number of shares of each class and series of stock of the Company held by such nominee, all information required to be disclosed pursuant to Regulation 14A of the Securities and Exchange Act of 1934, and a notarized letter containing such nominee's acceptance of the nomination, stating his or her intention to serve as director if elected, and consenting to be named as a nominee in any proxy statement relating to such election. The person presiding at the annual meeting will determine whether business is properly brought before the meeting and will not permit the consideration of any business not properly brought before the meeting.

       Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

       The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2003 if that nomination is submitted in writing, not later than January 10, 2003, to Corporate Secretary, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. Each submission must include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a commitment by the nominee to meet personally with members of the Board of Directors.

                             SOLICITATION OF PROXIES

       Solicitation of Proxies may be made by mail, personal interview, telephone or telegraph by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses. In addition, the Company has retained D.F. King & Co., Inc. to assist in solicitation for a fee estimated not to exceed $7,500. The Company will bear all costs of solicitation.

                                STOCKHOLDER LIST

       In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Irving, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for 10 days before the Annual Meeting.

                                  ANNUAL REPORT

       The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2001, is being mailed to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

       Only a single copy of this Proxy Statement is being delivered to multiple stockholders sharing a common address unless the Company receives contrary instructions from stockholders sharing a common address. Upon written or oral request to the Company's Investor Relations department at the address or telephone number provided above, the Company will deliver promptly a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of this Proxy Statement was delivered. By written or oral request to the same address, (i) a stockholder may direct a notification to the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future, or (ii) stockholders who share an address and who are receiving delivery of multiple copies of the Company's annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

       A copy  of the  Company's  Annual  Report on Form 10-K for the year ended
December 31, 2001, as filed with the SEC, will be sent to any stockholder without charge upon written request addressed to Investor Relations, Pioneer Natural Resources Company, 5205 North O'Connor Boulevard, Suite 1400, Irving, Texas 75039. The Annual Report on Form 10-K is also available at the SEC's web site in its EDGAR database (www.sec.gov).

                                 INTERNET VOTING

       For shares of stock that are registered in your name, you have the opportunity to vote through the Internet using a program provided by the Company's transfer agent, Continental Stock Transfer & Trust Company. Votes submitted electronically through the Internet under this program must be received by 5:00 p.m., New York time, on Monday, May 13, 2002. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The Company has been advised by counsel that the Internet voting procedures that have been made available through Continental are consistent with the requirements of applicable law.

       To vote through the Internet, please access Continental Stock Transfer & Trust Company on the World Wide Web at www.continentalstock.com. Select "ContinentaLink Proxy Voting" on the screen. At the next screen, you will need to enter the Company Number, Proxy Number and Account Number that are printed on your personalized proxy card.

       The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly. Stockholders voting through the Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

                                     ******

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE OR TO VOTE THROUGH THE INTERNET.

                                      By Order of the Board of Directors

                                       /s/ Mark L. Withrow
                                      ----------------------------------------

                                      Mark L. Withrow
                                      Secretary

            Information Statement for Holders of Exchangeable Shares
                                       of
                      Pioneer Natural Resources Canada Inc.

       The enclosed Proxy Statement and related materials pertaining to Pioneer Natural Resources Company ("Pioneer") have been provided to all holders of Exchangeable Shares of Pioneer Natural Resources Canada Inc. ("Pioneer Canada") for the purposes of Pioneer's annual meeting of stockholders (the "Annual Meeting") to be held on May 14, 2002 at 9:00 a.m. (Dallas, Texas time), in the Britain Room at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Blvd., Irving, Texas 75039. As a holder of Exchangeable Shares, you are entitled to dividend and other rights designed to be equivalent to the attributes of the Common Stock of Pioneer, including the right, through a Voting and Exchange Trust Agreement (the "Voting Agreement"), to attend and to vote at the Annual Meeting. Given the attributes of the Exchangeable Shares, you will not receive a Notice, Information Circular or Proxy for an annual meeting of shareholders of Pioneer Canada, nor will a meeting of holders of Exchangeable Shares be held.

Exercise of Voting Rights

       Pursuant to the Voting Agreement, Computershare Trust Company of Canada (the "Trustee") holds one share of special preferred voting stock of Pioneer (the "Voting Share") for the benefit of the holders (other than Pioneer and its subsidiaries) of the Exchangeable Shares. The Voting Share carries a number of votes, exercisable at any meeting at which Pioneer stockholders are entitled to vote (including the Annual Meeting), equal to the number of outstanding Exchangeable Shares (other than shares held by Pioneer and its subsidiaries). You are entitled to instruct the Trustee to exercise one of the votes attached to the Voting Share for each Exchangeable Share you hold, or to grant to Pioneer's management a proxy to exercise such votes in accordance with the enclosed Proxy Statement. Alternatively, you may instruct the Trustee to grant to you or your designee a proxy to attend the Annual Meeting and personally exercise your voting rights. For this purpose, the Trustee has furnished (or caused Pioneer to furnish) the enclosed Proxy Statement and certain related materials to you as a holder of Exchangeable Shares.

       To instruct the Trustee as to how you want to exercise your voting rights, you must complete, sign, date and return the enclosed form of direction (the "Direction") to the Trustee by no later than 9:00 a.m. (Calgary time) on May 10, 2002 (the "Due Time"). If the Trustee does not receive your fully completed Direction by the Due Time, your voting rights will not be exercised. You may revoke or amend your instructions to the Trustee (as indicated in your Direction) at any time up to and including the Due Time by delivering to the Trustee a written notice of revocation or by completing, signing and delivering to the Trustee a new Direction bearing a later date. You may also revoke or amend your instructions in person at the Annual Meeting prior to 9:00 a.m. (Dallas, Texas time) on May 14, 2002, by submitting a written amendment or revocation of your instructions and presenting satisfactory identification to the Trustee's representatives at the Annual Meeting. In either case, your instructions of the later date will be binding on the Trustee.

General

       Pioneer Canada and certain of the insiders thereof have been exempted from certain disclosure and insider trading obligations prescribed by otherwise applicable Canadian securities legislation pursuant to discretionary orders granted by each of the provincial securities commissions in Canada. Pursuant to such orders, Pioneer Canada is not required to prepare and file annual proxy and related documentation, quarterly reports, certain material change reports or an annual information form, provided that Pioneer prepares and files United States continuous disclosure documentation in Canada which is equivalent to such disclosure and which is set forth in the Multijurisdictional Disclosure System adopted by the Canadian Securities Administrators.

                                      # # #

       Please complete, sign and date the enclosed Direction and return it to the Trustee in the enclosed envelope by no later than 9:00 a.m. (Calgary time) on May 10, 2002.

                   DIRECTION GIVEN BY HOLDERS OF EXCHANGEABLE
                 SHARES OF PIONEER NATURAL RESOURCES CANADA INC.
             FOR THE MAY 14, 2002 ANNUAL MEETING OF STOCKHOLDERS OF
                        PIONEER NATURAL RESOURCES COMPANY

The undersigned acknowledges receipt of the Notice and Proxy Statement in connection with the annual meeting (the "Meeting") of stockholders of Pioneer Natural Resources Company to be held on May 14, 2002 at 9:00 a.m. (Dallas, Texas time) at the Dallas Marriott Las Colinas Hotel, 223 West Las Colinas Blvd., Irving, Texas 75039. The undersigned hereby instructs and directs Computershare Trust Company of Canada (the "Trustee"), pursuant to the provisions of the Voting and Exchange Trust Agreement dated December 18, 1997 among Pioneer, Pioneer Natural Resources Canada Inc. ("Pioneer Canada") and the Trustee, as follows:

              *                 *                *                 *

(Please note: If no direction is made and you sign below, the Trustee is hereby authorized and directed to vote for items 1 and 2 listed under Alternative A below, and as to any other matters that may properly come before the Meeting in its discretion.)

              *                 *                *                 *

     (Please select one of A, B or C, and sign and date on the reverse side)

A. [ ] Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of Pioneer or otherwise, the undersigned's voting rights at the Meeting, or any postponement or adjournment thereof, as follows:

     1. To elect James R. Baroffio, Edison C. Buchanan and Scott D. Sheffield as Class II Directors of Pioneer. If any such nominees should be unavailable, the Trustee may vote for substitute nominee(s) at its discretion:

          [ ]   FOR all nominees listed above     [ ]   TO WITHHOLD authority to
                (except as marked to the                vote for all nominees
                contrary)                               listed above

          [ ]   WITHHOLD AUTHORITY for the following nominee(s) only:
                ----------------------------------------------------

     2. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2002.

          [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

     3. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

     B.   [ ]   Deliver a  proxy card  to the u ndersigned at the  Meeting, with respect to all Exchangeable S hares of Pioneer Canada held of record by the undersigned on the record date for the Meeting
                (and not subsequently disposed of) so that the undersigned may exercise personally the undersigned's voting rights at the Meeting, or any postponement or adjournment thereof.

     C.   [ ]   Deliver a proxy card to _____________________________________ at
                _______________________________________________, as the designee of the undersigned to attend and act for and on behalf of the undersigned at the Meeting with respect to all Exchangeable
                Shares of Pioneer Canada held of record by the undersigned on the record date for the Meeting (and not subsequently disposed of) with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned's voting rights at the Meeting, or any postponement or adjournment thereof.

              *                 *                *                 *

Please sign exactly as your name appears on your Exchangeable Share certificate(s) and return this form in the enclosed envelope. When signing as executor, administrator, attorney, trustee, guardian or custodian, or for a corporation, please give the full title as such. If the Exchangeable Shares are held in a joint account, each joint owner must sign.



Signature:_____________________________       Date:_____________________________

Print Name:____________________________

Signature:_____________________________       Date:_____________________________

Print Name:____________________________

PROXY BY MAIL                            Please mark your votes like this  [ X ]

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

The Board of Directors recommends a vote FOR Items 1 and 2.

ITEM 1 - ELECTION OF DIRECTORS

Nominees:                                                   WITHHELD
                                        FOR                 FOR ALL

01   James R. Baroffio                  [ ]                   [ ]
02   Edison C. Buchanan                 [ ]                   [ ]
03   Scott D. Sheffield                 [ ]                   [ ]

WITHHELD FOR: (Write each nominee's name in the space provided below.)
--------------------------------------------

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

          [ ]   FOR                 [ ]   AGAINST             [ ]   ABSTAIN

IN THEIR DISCRETION, THE PROXIES MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                      COMPANY NUMBER:

                      PROXY NUMBER:

                      ACCOUNT NUMBER:

Signature ______________________ Signature ________________________  Date ______

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                VOTE BY INTERNET

                        PIONEER NATURAL RESOURCES COMPANY

-    You can now vote your shares electronically through the Internet.
-    This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY

SECURITY CODE:

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        PIONEER NATURAL RESOURCES COMPANY

The undersigned hereby appoints Scott D. Sheffield and Mark L. Withrow as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Pioneer Natural Resources Company standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held May 14, 2002 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE


              Access to Pioneer shareholder account information and other shareholder services are now available on the Internet!

                  Visit Continental Stock Transfer's website at

                            www.continentalstock.com

                  for their new Internet Shareholder Service -
                                 ContinentaLink

Through this new service, shareholders can select a Personal Identification Number or "PIN" to secure access to personal shareholder records. With a PIN, shareholders can change addresses, receive electronic forms, and view account transaction history and dividend history.

To access this new service, visit the website listed above. From the home page, select ContinentaLink Full Service. From there, you can either Test Drive the service (choose "Test Drive" button) or you can Sign-Up (choose "Sign-Up" button). If you choose to sign-up, enter your taxpayer identification number or social security number as your ID Number. Your personal Security Code can be found on the reverse side of this card in the bottom left corner. Enter any four alphanumeric characters you would like to use for your PIN. Re-enter the same PIN in the PIN Verification field. Your PIN will be activated overnight, and you will be able to access your shareholder records the following day.

                 PIONEER NATURAL RESOURCES USA, INC. 401(k) Plan

To: THE VANGUARD GROUP, TRUSTEE FOR THE EMPLOYER MATCHING CONTRIBUTION (STOCK ACCOUNT) OF THE PIONEER NATURAL RESOURCES USA, INC. 401(k) PLAN

     In connection with the proxy materials I received relating to the annual meeting of shareholders of Pioneer Natural Resources Company to be held on Tuesday, May 14, 2002, I direct you to execute a proxy as indicated with respect to all shares of common stock of Pioneer to which I have the right to give voting directions under the 401(k) plan. I understand you will hold these directions strictly confidential.

       (Continued, and to be marked, dated and signed, on the other side)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                              FOLD AND DETACH HERE

PROXY BY MAIL         Please mark your votes like this  [ X ]

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED.

The Board of Directors recommends a
vote FOR Items 1 and 2.

ITEM 1 - ELECTION OF DIRECTORS

Nominees:                                                     WITHHELD
                                        FOR                   FOR ALL

01   James R. Baroffio                  [ ]                     [ ]
02   Edison C. Buchanan                 [ ]                     [ ]
03   Scott D. Sheffield                 [ ]                     [ ]

WITHHELD FOR: (Write each nominee's name in the space provided below.)
____________________________________________

ITEM 2 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

           [  ]   FOR           [  ]  AGAINST          [  ]  ABSTAIN

IN ITS DISCRETION, THE PROXY MAY VOTE ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS BELOW

                      COMPANY NUMBER:

                      PROXY NUMBER:

                      ACCOUNT NUMBER:

Signature ______________________ Signature ______________________  Date _______

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                                VOTE BY INTERNET

                        PIONEER NATURAL RESOURCES COMPANY

-    You can now vote your shares electronically through the Internet.
-    This eliminates the need to return the proxy card.
- Your electronic vote authorizes the named proxy to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY MAIL
Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.


TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY